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                                                      Exhibit 3

                NAVISTAR FINANCIAL CORPORATION
                       AND SUBSIDIARIES


            ARTICLES OF INCORPORATION AND BY-LAWS


   The following documents of Navistar Financial Corporation are incorporated herein by reference:

        3.1   Restated Certificate of Incorporation of Navistar
              Financial Corporation (as amended and in effect on December 15, 1987). Filed on Form 8-K dated December 17, 1987. Commission File No. 1-4146-l.

        3.2 The By-Laws of Navistar Financial Corporation (as amended February 29, 1988). Filed on Form 10-K dated January 19, 1989. Commission File No. 1-4146-1.






























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